UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                        April 24, 1995 (April 24, 1995)
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                Date of Report (Date of earliest event reported)



                             AMERICAN BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                 1-9076                   13-3295276
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  (State or other jurisdiction    (Commission               (IRS Employer
         of incorporation)        File Number)            Identification No.)



         l700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811
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          (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code (203) 698-5000
                                                         ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.
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     Registrant's  press  release  dated  April 24,  1995 is filed  herewith  as
Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

(c) Exhibits.
    --------
     20. Press release of Registrant dated April 24, 1995.

     This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AMERICAN  BRANDS,  INC.
                                              ----------------------
                                              (Registrant)

                                              By  Robert L. Plancher
                                                --------------------------------
                                                  Robert  L.  Plancher
                                                  Senior  Vice President
                                                  and Chief Accounting Officer


Date:  April 24, 1995

                                 EXHIBIT INDEX

                                        Sequentially
Exhibit                                 Numbered Page
- -------                                 ------------





20.  Press release of Registrant dated
     April 24, 1995.